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                                                                    EXHIBIT 23.6

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Registration Statement on Form S-1 of Propel Inc. of our report dated February 29, 2000 relating to the financial statements of Abiatar S.A., which appears in such Registration Statement. We also consent to the reference to our firm under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers
Montevideo, Uruguay
June 23, 2000